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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 11, 1999


                                INFONAUTICS, INC.
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

 Pennsylvania                       0-28284                       23-2707366
--------------------------------------------------------------------------------
(State or other                   (Commission                    IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


         900 West Valley Road, Suite 1000
               Wayne, Pennsylvania                             19087
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     (Address of principal executive offices)                 Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (610) 971-8840
                                (not applicable)
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

          On February 11, 1999, Infonautics, Inc. (the "Company") entered into a Securities Purchase Agreement with RGC International Investors, LDC ("RGC") under which it agreed to issue (i) convertible debentures (the "Debentures") in the amount of $3,000,000 and (ii) warrants (the "Warrants") to purchase 522,449 shares of Class A Common Stock, no par value per share (the "Common Stock"), of the Company. Additionally, on February 11, 1999, the Company repurchased from RGC, at a purchase price of $333,358.49, 283 shares of Series A Preferred
Stock which were previously issued to RGC on July 22, 1998. The Company and RGC have agreed not to engage in additional financing (the Second Closing) under the July 21, 1998 agreement.

          The Debentures bear interest at a rate of 7% per annum commencing on February 11, 1999 and mature on August 11, 2000. The Debentures are convertible after 90 days from the Closing Date into that number of shares of Common Stock of the Company equal to the principal amount of the Debentures to be converted divided by $4.13, subject to adjustment pursuant to the terms of the Debentures.

          The Warrants may be exercised at any time during the five year period following their issuance at an exercise price of $5.97 per share, which is equal to 130% of the closing bid price of the Company's Common Stock on February 10, 1999.

          The Company has agreed to register under the Securities Act of 1933, as amended, the resale of the Common Stock to be issued upon conversion of the Debentures or exercise of the Warrants.

          On February 12, 1999, following the consummation of the transaction with RGC, the Company had 11,654,074 shares of Common Stock outstanding.

          The Securities Purchase Agreement and the Registration Rights Agreement are filed as exhibits to this Current Report on Form 8-K. This summary description of the transaction is qualified in its entirety by reference to the documents filed as exhibits hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

     The following are filed as exhibits to this Current Report on Form 8-K:

     99.1 Securities Purchase Agreement, dated as of February 11, 1999, between Infonautics, Inc. and RGC International Investors, LDC

     99.2 Registration Rights Agreement, dated as of February 11, 1999, between Infonautics, Inc. and RGC International Investors, LDC


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INFONAUTICS, INC.


                                       By: /s/ DAVID VAN RIPER MORRIS
                                           ------------------------------------
                                           David Van Riper Morris
                                           President and Chief Executive Officer


Dated:  February 23, 1999


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                                  EXHIBIT INDEX


EXHIBIT

99.1 Securities Purchase Agreement, dated as of February 11, 1999, by and among Infonautics, Inc. and RGC International Investors, LDC

99.2 Registration Rights Agreement, dated as of February 11, 1999, by and among Infonautics, Inc. and RGC International Investors, LDC
